American Fidelity
                        Dual Strategy
                        Fund, Inc.  (Registered Mark)


                                                      Semi-Annual
                                                           Report
                                                    June 30, 2002

Dear Participant:

     The U.S. equity markets experienced a very difficult second quarter as corporate scandals, a weak dollar and rising global tensions weighed heavily on investor confidence and the outlook for stock prices. Bear market bottoms are often associated with rampant pessimism similar to that which we are experiencing today. With stronger corporate profits and statistical data showing clear signs of a substantial improvement in economic conditions, we believe that after 28 months this bear market is close to an end.

     The economy continued to show good progress during the second quarter following an exceptionally strong showing in the first quarter. A softening in retail sales and consumer confidence was more than offset by continued strength in the housing market and clear evidence of a recovery in the manufacturing sector. We expect healthy second quarter Gross Domestic Product ("GDP") growth of 2.5% following a torrid 6.1% pace in the first quarter. Looking ahead, we believe the economy is likely to gather momentum in the second half of the year. The apparent slowdown in economic growth during the second quarter is more attributable to a shift in spending patterns due to warmer than expected weather and a slowdown in inventory re-building. We expect consumer spending to remain strong due to rising real estate values, low financing costs and healthy real income gains. In addition, the manufacturing sector is clearly improving as evidenced by the Institute of Supply Management survey, which is a key barometer of industrial activity. We are expecting GDP growth of 3.0%-4.0% in the third quarter.

     Inflation rates held steady during the second quarter, and remain at levels that have historically been quite favorable for economic growth. The Consumer Price Index ("CPI") posted a 1.2% year over year increase through May, while the core CPI, which excludes volatile energy and food prices, rose 2.5%. Given a backdrop of high levels of productivity, falling unit labor costs and more than ample supplies of labor and raw materials, we expect the near-term outlook for inflation rates to be quite favorable.

     U.S. Treasury yields fell sharply during the quarter as investors sought the safety of high quality government bonds. The yield on the 10-year U.S. Treasury Bond ended the quarter at 4.82% versus 5.41% on March 31, 2002. We expect that interest rates will gradually trend upward over the intermediate term as the fixed income markets adjust to an accelerating economy and begin to discount an inevitable increase in the Federal Funds rate. The yield on shorter maturities should rise more rapidly than yields on longer dated maturities, which should lead to a less steep yield curve over the months ahead.

     The market has continued to struggle despite clear evidence that an economic recovery has taken hold. History has proven that an economic environment that includes sound fundamentals, continued low inflation and interest rates, and improved corporate earnings eventually carries stocks to higher levels. Near-term however, recent headlines on corporate scandals and upcoming second quarter earnings will set the overall tone for the market. In addition, the ongoing conflict in the Middle East will likely keep market volatility high. Near the depths of a bear market, media coverage and investor pessimism reach exaggerated proportions similar to that which we are experiencing today. During periods such as these, it is extremely important not to lose sight of all the positive developments that are occurring including the economic recovery, rising corporate earnings and lower valuation levels. Participation in the first phase of a new bull market is critical to achieving superior long-term returns.

                                      Sincerely,

                                      JOHN W. REX
                                      John W. Rex, President
                                      American Fidelity Dual Strategy Fund, Inc.

AMERICAN FIDELITY DUAL STRATEGY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
       June 30, 2002
                                                          Shares or
                                                          Principal                                     % of Net
Common Stocks                                             Amount                Amount                  Assets
-------------                                             ---------------       -----------------       --------------
Building Materials and Gardening Supplies
     Lowes Companies                                              56,000               2,542,400                  1.4
     Home Depot, Inc.                                             40,000               1,469,200                  0.8
                                                          ------------------------------------------------------------
                                                                                       4,011,600                  2.2

Business Services
     Automatic Data Processing, Inc.                              68,000               2,961,400                 1.63
     Computer Sciences Corp. *                                    43,000               2,055,400                 1.13
     SunGard Data Systems, Inc. *                                 79,000               2,091,920                 1.15
     Microsoft Corporation *                                     138,000               7,548,600                 4.14
     Adobe Systems, Inc.                                          72,000               2,052,000                 1.13
     Oracle Corporation                                          194,000               1,837,180                 1.00
                                                          ------------------------------------------------------------
                                                                                      18,546,500                10.18

Chemicals and Allied Products
     Amgen, Inc.                                                  52,700               2,207,076                 1.21
     Avery Dennison Corporation                                   30,800               1,932,700                 1.06
     Bristol-Myers Squibb Company                                 45,000               1,156,500                 0.63
     Dow Chemical Company                                         49,000               1,684,620                 0.93
     Biovail Corporation *                                        81,700               2,366,032                 1.30
     Pharmacia Corporation                                        46,000               1,722,700                 0.95
     Schering-Plough Corporation                                  63,000               1,549,800                 0.85
     Merck & Company, Inc.                                        23,400               1,184,976                 0.65
     Pfizer Inc.                                                 128,300               4,490,500                 2.46
                                                          ------------------------------------------------------------
                                                                                      18,294,904                10.04

Communications
     Verizon Communications, Inc.                                 74,248               2,981,057                 1.64
     Sprint PCS                                                   34,600                 367,106                 0.20
     SBC Communications, Inc.                                     59,182               1,805,051                 0.99
     Univision Communications-A                                   63,000               1,978,200                 1.09
                                                          ------------------------------------------------------------
                                                                                       7,131,414                 3.92

Depository Institutions
     Bank of America Corporation                                  62,032               4,364,572                 2.40
     PNC Financial Services Group                                 18,000                 941,040                 0.52
     FleetBoston Financial Corp.                                  40,000               1,294,000                 0.71
     Citigroup, Inc.                                              27,000               1,046,250                 0.57
     Wachovia Corporation                                         28,000               1,069,040                 0.58
                                                          ------------------------------------------------------------
                                                                                       8,714,902                 4.78

Eating and Drinking Places
     McDonald's Corporation                                       40,000               1,138,000                 0.62
                                                          ------------------------------------------------------------
                                                                                       1,138,000                 0.62

Electric, Gas, Sanitary Service
     Duke Energy Corporation                                      74,000               2,301,400                 1.26
     El Paso Corporation                                          33,360                 687,550                 0.38
     Xcel Energy, Inc.                                            45,000                 754,650                 0.41
     Keyspan Corporation                                          15,000                 564,750                 0.31
     Teco Energy, Inc.                                            55,500               1,373,625                 0.76
                                                          ------------------------------------------------------------
                                                                                       5,681,975                 3.12

Electronic and Other Electric Equipment
     Emerson Electric Company                                     38,000               2,033,380                 1.12
     L-3 Communications Hldgs Inc. *                              56,000               3,024,000                 1.66
     General Electric Company                                    213,800               6,210,890                 3.41
     Intel Corporation                                           156,500               2,859,255                 1.57
     Flextronics International LTD*                               48,000                 342,240                 0.18
     Texas Instruments                                            86,000               2,038,200                 1.12
                                                          ------------------------------------------------------------
                                                                                      16,507,965                 9.06

Food and Kindred Products
     Anheuser-Busch Companies, Inc.                               49,000               2,450,000                 1.34
     PepsiCo, Inc.                                                72,300               3,484,860                 1.92
                                                          ------------------------------------------------------------
                                                                                       5,934,860                 3.26

General Merchandise
    Costco Wholesale Corporation                                  97,800               3,777,036                 2.07
     Target Corporation                                          143,500               5,467,350                 3.00
                                                          ------------------------------------------------------------
                                                                                       9,244,386                 5.07

Health Services
     Caremark RX Inc.                                            132,000               2,178,000                 1.20
                                                          ------------------------------------------------------------
                                                                                       2,178,000                 1.20

Holding and Other Investment Offices
     Equity Office Trust                                          35,900               1,080,590                 0.59
     Archstone Smith Trust                                        40,000               1,068,000                 0.59
     Duke-Weeks Realty Corp.                                      30,000                 868,500                 0.48
     First Industrial Realty Trust                                35,000               1,149,750                 0.63
     Mack-Cali Realty Corporation                                 31,400               1,103,710                 0.61
     Simon Property Group, Inc.                                   48,000               1,768,320                 0.96
                                                          ------------------------------------------------------------
                                                                                       7,038,870                 3.86

Home Furniture & Equipment
     Williams-Sonoma, Inc.                                       114,000               3,495,240                 1.92
     Bed, Bath & Beyond *                                        107,100               4,041,954                 2.22
                                                          ------------------------------------------------------------
                                                                                       7,537,194                 4.14

Industrial Machinery and Equipment
     Applied Materials, Inc. *                                    52,000                 989,040                 0.54
     Cisco Systems, Inc. *                                       202,000               2,817,900                 1.55
     Dell Computer Corp.                                         104,000               2,718,560                 1.49
     IBM Corporation                                              18,000               1,296,000                 0.71
     United Technologies Corp.                                    35,000               2,376,500                 1.31
                                                          ------------------------------------------------------------
                                                                                      10,198,000                 5.60

Instruments and Related Products
     Medtronic, Inc.                                              51,000               2,185,350                 1.20
                                                          ------------------------------------------------------------
                                                                                       2,185,350                 1.20

Insurance Carriers
     AFLAC Inc.                                                  127,600               4,083,200                 2.24
     American Int'l Group, Inc.                                   45,843               3,127,867                 1.72
     MGIC Investment Corporation                                  36,000               2,440,800                 1.34
     Wellpoint Health Networks Inc.*                              34,000               2,645,540                 1.45
                                                          ------------------------------------------------------------
                                                                                      12,297,407                 6.75


Motion Pictures
     Disney (Walt) Company                                       134,000               2,532,600                 1.39
                                                          ------------------------------------------------------------
                                                                                       2,532,600                 1.39

Nondepository Institutions
     FNMA                                                         35,400               2,610,750                 1.43
     Household International, Inc.                                31,000               1,540,700                 0.85
     MBNA Corporation                                             85,750               2,835,753                 1.56
                                                          ------------------------------------------------------------
                                                                                       6,987,203                 3.84

Nondurable Goods
     McKesson Corporation                                         43,000               1,406,100                 0.77
     Safeway, Inc. *                                              43,700               1,275,603                 0.70
     Cardinal Health, Inc.                                        83,000               5,097,030                 2.80
                                                          ------------------------------------------------------------
                                                                                       7,778,733                 4.27

Oil and Gas Extraction
      Kerr-McGee Corporation                                      31,400               1,681,470                 0.92
      Schlumberger LTD.                                            8,400                 390,600                 0.22
                                                          ------------------------------------------------------------
                                                                                       2,072,070                 1.14
Paper and Allied Products
      Kimberly-Clark Corporation                                  68,000               4,216,000                 2.31
                                                          ------------------------------------------------------------
                                                                                       4,216,000                 2.31

Personal Services
     H&R Block, Inc.                                              62,600               2,888,990                 1.59
                                                          ------------------------------------------------------------
                                                                                       2,888,990                 1.59

Petroleum Refining and Related Industries
     BP (US) PLC **                                               80,320               4,055,357                 2.23
     ChevronTexaco                                                22,792               2,017,092                 1.11
     Phillips Petroleum                                           42,000               2,472,960                 1.35
                                                          ------------------------------------------------------------
                                                                                       8,545,409                 4.69

Primary Metal Industries
     Engelhard Corporation                                        29,000                 821,280                 0.45
                                                          ------------------------------------------------------------
                                                                                         821,280                 0.45

Security Brokers and Dealers
     Goldman Sachs                                                33,000               2,420,550                 1.33
                                                          ------------------------------------------------------------
                                                                                       2,420,550                 1.33

Transportation by Air
     Delta Air Lines, Inc.                                        14,000                 280,000                 0.15
                                                          ------------------------------------------------------------
                                                                                         280,000                 0.15

Transportation Equipment
     Ford Motor Company                                           34,000                 544,000                  0.3
                                                          ------------------------------------------------------------
                                                                                         544,000                  0.3

Total Common Stocks (Cost $187,787,613)                                              175,728,162                96.46

Short-Term Investments
     Aim Funds (1.728% June 30,2002)                           7,241,030               7,241,030
                                                                                -----------------
   Total Short-Term Investments                                                        7,241,030                 3.98

Total Investments (Cost $195,028,643)                                                182,969,192               100.44

Other Assets less Liabilities                                                           (804,485)               -0.44

Total Net Assets                                                                     182,164,707               100.00

* Presently not producing dividend income
** Foreign Investments

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                       Statement of Assets and Liabilities
                                  June 30, 2002
Cash                                                                            $              --
Investments, at market value (cost $195,028,643)                                       182,969,192
Accounts Receivable for Securities Sold                                                    552,307
Accrued interest and dividends                                                             216,357
                                                                                   -------------------
                 Total assets                                                          183,737,856
Accounts Payable for Securities Purchased                                                1,573,149
Total liabilities                                                                        1,573,149
                                                                                   -------------------
                 Net assets                                                     $      182,164,707
                                                                                   ===================
Composition of net assets:
     Net capital paid in on shares of capital stock                             $      209,018,720
     Undistributed net investment income                                                 2,155,096
     Accumulated net realized losses                                                   (16,949,657)
     Unrealized depreciation on investments                                            (12,059,452)
                                                                                   -------------------
                 Net assets (equivalent to $8.798 per share based on
                    20,704,308 shares of capital stock outstanding)             $      182,164,707
                                                                                   ===================
See accompanying notes to financial statements.

                               AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                        Statement of Operations
                                        Year ended June 30, 2002

Investment income:
     Income:
        Dividends (net of foreign taxes paid of $0)                             $        1,322,874
        Interest                                                                            40,930
                                                                                   -------------------
                                                                                         1,363,804
     Expenses:
        Investment management fees (note 2)                                                493,163
                                                                                   -------------------
                 Net investment income                                                     870,641
                                                                                   -------------------
Realized losses on investments:
     Proceeds from sales                                                                29,016,455
     Cost of securities sold                                                            35,462,886
                                                                                   -------------------
                 Net realized losses on investments                                     (6,446,431)
                                                                                   -------------------
Unrealized appreciation on investments:
     End of year                                                                       (12,059,452)
     Beginning of year                                                                  12,469,623
                                                                                   -------------------
                 Decrease in unrealized appreciation on investments                    (24,529,075)
                                                                                   -------------------
                 Net decrease in net assets resulting
                    from operations                                             $      (30,104,865)
                                                                                   ===================
See accompanying notes to financial statements.

                                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                       Statements of Changes in Net Assets
                           Year ended December 31, 2001 and Period ended June 30, 2002
                                                                           June 30, 2002            2001
                                                                          -----------------   -----------------
Increase in net assets from operations:
    Net investment income                                              $        870,641           2,149,862
    Net realized losses on investments                                       (6,446,431)         (5,510,867)
    (Decrease) increase in unrealized appreciation on investments           (24,529,075)        (23,267,349)
                                                                          -----------------   -----------------
             Net (decrease) increase in net assets resulting
                from operations                                             (30,104,865)        (26,628,354)
                                                                          -----------------   -----------------
Distributions to shareholders (note 3):
    Investment income                                                               --           (2,500,000)
    Long-term capital gains                                                         --                  --
                                                                          -----------------   -----------------
             Total distributions to shareholders                                    --           (2,500,000)
Changes from capital stock transactions (note 4)                              3,255,073           4,664,466
                                                                          -----------------   -----------------
             (Decrease) increase in net assets                              (26,849,792)        (24,463,888)
Net assets:
    Beginning of year                                                       209,014,499         233,478,387
                                                                          -----------------   -----------------
    End of year                                                        $    182,164,707         209,014,499
                                                                          =================   =================
Undistributed net investment income                                    $      2,155,096           1,284,455
                                                                          =================   =================
See accompanying notes to financial statements.

                                      AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                                 Financial Highlights
                                                         June 30, 2002          2001            2000           1999
                                                         -------------   -------------   -------------  -------------
Net investment income                                 $        0.0422          0.1070          0.1114         0.1062
Net realized and unrealized gains (losses)
  from securities                                             (1.5026)        (1.4366)        (0.0671)        1.7406
Distributions - investment income                              0.0000         (0.1244)        (0.1274)            --
Distributions - capital gains                                      --              --         (0.0509)            --
                                                         -------------   -------------   -------------  -------------
Net (decrease) increase in net asset unit value               (1.4604)        (1.4540)        (0.1340)        1.8468
Net asset unit value, beginning of period                     10.2588         11.7128         11.8468        10.0000
                                                         -------------   -------------   -------------  -------------
       Net asset unit value, end of period            $        8.7984         10.2588         11.7128        11.8468
                                                         =============   =============   =============  =============
Net assets outstanding, end of period                 $   182,164,707     209,014,499     233,478,387    229,253,412
                                                         =============   =============   =============  =============
Ratios:
    Ratio of expenses to average net assets                    0.5000%         0.5000%         0.5000%        0.5000%
    Ratio of net investment income to average
      net assets                                               0.8713%         1.0030%         0.9533%        0.9840%
    Portfolio turnover rate                                      14.9%           53.9%           33.3%          37.5%
    Total return (1)                                            (17.6%)         (11.3%)           0.4%          18.5%

See accompanying notes to financial statements.

(1)  Total return figures do not reflect charges  pursuant to the terms of the variable  annuity  contracts  funded by separate accounts that invest in the Fund's shares.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                          Notes to Financial Statements

                                  June 30, 2002

 (1) Summary of Significant Accounting Policies

     (a)  General

          American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund. The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks. Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

     (b)  Investments

          Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year. The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant. The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value. In 2002, the cost of purchases and proceeds from sales of securities, other than short-term securities, were $31,336,531 and $29,016,455, respectively.

          At June 30, 2002, the cost basis of investments for financial reporting purposes was materially consistent with the cost basis for federal income tax purposes. The gross unrealized appreciation and depreciation on investments at June 30, 2002 were $18,908,471 and ($30,967,923), respectively.

     (c)  Income Taxes

          Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. At December 31, 2001 the Fund had capital loss carryovers of $2,644,807 expiring in 2008 and $2,347,556 expiring in 2009. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $63,165 and accumulated net realized losses has been increased by $63,165.

     (d)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     (e)  Distributions to Shareholders

          Distributions to shareholders are recorded on the ex-dividend date.

(2)  Transactions with Affiliates

     The Fund receives investment management and advisory services under a management agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two subadvisors who receive fees equal to 0.30% and 0.38%, respectively, of the Fund's daily net assets. The subadvisors' fees are paid by AFA. AFA pays all other expenses of the Fund except investment management fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts. Certain officers and directors of the Fund are also officers and directors of AFA.

(3)  Distributions to Shareholders

     On November 15, 2001, a distribution of $0.125 per share was declared for ordinary income, which amounted to $2,500,000.

(4)  Changes From Capital Stock Transactions

     As of June 30, 2002, 200,000,000 shares of $0.001 par value capital stock were authorized. Transactions in capital stock were as follows:

                                    Shares                                             Amount
                  --------------------------------------------    --------------------------------------------------
                    June 30,                                        June 30,
                      2002              2001           2000           2002              2001              2000
                  --------------    -------------    ---------    --------------    --------------    --------------
Shares sold              575,910          938,874    1,102,404       $ 5,608,419       $ 9,987,762       $12,824,575

Shares issued
in reinvestment
of dividends
and distributions             --          248,188      295,683                --         2,500,000         3,500,000
                  --------------    -------------    ---------    --------------    --------------    --------------
                         575,910        1,187,062    1,398,087         5,608,419        12,487,762        16,324,575

Shares redeemed         (245,779)        (746,442)    (816,046)       (2,353,346)       (7,823,296)       (9,513,463)
                  --------------    -------------    ---------    --------------    --------------    --------------

Increase in net
assets derived
from capital
stock transactions       330,131          440,620      582,041       $ 3,255,073       $ 4,664,466       $ 6,811,112
                  ==============    =============    =========    ==============    ==============    ==============


PARTICIPANTS' BENEFITS

As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

     RE-INVESTMENT WITHOUT CHARGE
     Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

     PROFESSIONAL MANAGEMENT
     Knowledgeable,    full-time    management    constantly   monitors   market
     opportunities for your fund.

     CAPITAL FULLY INVESTED
     Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

     PERSONAL SERVICE
     Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our Home Office.

Board of Directors                 JOHN W. REX, Chairman
American Fidelity                     President and Director
Dual Strategy                         American Fidelity Assurance Company
Fund, Inc.                         DANIEL D. ADAMS, JR., Secretary
                                      Vice President and Investment Officer
                                      American Fidelity Assurance Company
                                   JEAN G. GUMERSON
                                      President and Chief Executive Officer
                                      Presbyterian Health Foundation
                                   GREGORY M. LOVE
                                      President and Chief Operating Officer
                                      Love's Travel Stops & Country Stores, Inc.
                                   J. DEAN ROBERTSON, D.D.S., M.Ed.
                                      Pediatric Dentistry
                                      Private Practice
                                   G. RAINEY WILLIAMS, JR.
                                      President and Chief Operating Officer
                                      Marco Holding Corporation
--------------------------------------------------------------------------------
Safekeeping of Securities          InvestTrust, N.A.
                                      Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Independent Auditors               KPMG, LLP
                                      Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Underwriter                        American Fidelity Securities, Inc.
                                      Oklahoma City, Oklahoma
                                      Member NASD
--------------------------------------------------------------------------------
Investment Advisor                 American Fidelity Assurance Company
                                      Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Investment Sub-Advisors            Lawrence W. Kelly & Associates, Inc.
                                      Pasadena, California
                                   Todd Investment Advisors, Inc.
                                      Louisville, Kentucky
--------------------------------------------------------------------------------
Board of Directors                 LYNDA L. CAMERON
American Fidelity                     President
Assurance Company                     Cameron Equestrian Centers, Inc.
                                   WILLIAM M. CAMERON
                                      Chairman of the Board and Chief Executive
                                      Officer
                                      American Fidelity Assurance Company
                                   WILLIAM E. DURRETT
                                      Senior Chairman of the Board
                                      American Fidelity Assurance Company
                                   CHARLES R. EITEL
                                      Chairman and Chief Executive Officer
                                      Simmons Company
                                   THEODORE M. ELAM
                                      Vice President and Attorney
                                      McAfee and Taft
                                   WILLIAM A. HAGSTROM
                                      Chairman and Chief Executive Officer
                                      Inovean Corporation
                                   DAVID R. LOPEZ
                                      Retired
                                   PAULA MARSHALL-CHAPMAN
                                      Chief Executive Officer
                                      The Bama Companies, Inc.
                                   JOHN W. REX
                                      President
                                      American Fidelity Assurance Company
                                   GALEN P. ROBBINS, M.D.
                                      Physician


                           For More Information
                           --------------------

To obtain information:

By telephone:
Call 1-800-662-1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P. O. Box 25520
Oklahoma City, OK  73125-0520

By E-mail Send your request to:
va.help@af-group.com

On the Internet Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site: http://www.sec.gov

You may also obtain copies of fund documents by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

--------------------------------------------------------------------------------

                           2000 N. Classen Boulevard
                         Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

GVA-277                                             Information Published 8/2002